Summary Prospectus	2026
May 1, 2026

Emerging Markets Stock Fund (DODEX)

Established 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at dodgeandcox.com/documents. You can also get this information at no cost by calling 800-621-3979 or by sending an email request to prospectus@dodgeandcox.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2026, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.

DODGE & COX EMERGING MARKETS STOCK FUND ∎ PAGE 1

Dodge & Cox Emerging Markets Stock Fund

Investment Objectives

The Fund seeks long-term growth of principal and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.60%
Distribution and/or service (12b-1) fees	None
Other expenses (custody, accounting, legal, etc.)	0.22%

Total Annual Fund Operating Expenses**	0.82%
Expense waiver and/or reimbursement**	-0.12%

Net Expenses**	0.70%

*	Management fees include investment advisory fee expenses of 0.55%; and administrative services fee expenses of 0.05%.
**	Dodge & Cox has contractually agreed, through April 30, 2029, to waive management fees or reimburse the Fund for ordinary expenses to the extent necessary to maintain net ordinary expenses at 0.70%. This agreement cannot be terminated prior to April 30, 2029, other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year;
∎	The Fund’s operating expenses remain the same; and
∎	The Fund’s expense reimbursement agreement is effective until April 30, 2029.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$418	$978

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. The Fund is not required to allocate its investments in set percentages in particular countries. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. Equity securities may include common stocks, depositary receipts evidencing ownership of common stocks, certain preferred stocks, and securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). Emerging market issuers include those located in emerging market countries and those determined by Dodge & Cox to have significant economic exposure to emerging market countries. For purposes of its 80% investment policy, Dodge & Cox will consider all countries that are not part of the MSCI Developed Market Indexes (including both emerging markets and frontier markets countries) to be emerging market countries. In determining whether an issuer is located in or has significant economic exposure to an emerging market country, Dodge & Cox will consider the issuer’s country of organization, the location of its management, the country of its primary listing, its reporting currency, and whether the issuer has significant assets in, or derives significant revenues or profits from, emerging market countries. The Fund may use derivatives, such as futures, options, and swaps either to create exposure to equity securities, including to equitize cash, or to hedge against exposure created by its other investments. The Fund may gain exposure to emerging market issuers by investing in exchange-traded funds (“ETFs”). The Fund may use currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect currency exposure or currency risk. Derivative instruments used by the Fund will be counted toward the Fund’s 80% investment policy discussed above to the extent the derivative instruments provide exposure to the types of investments included within that policy.

The Fund may invest in companies of any size, including large-, medium-, and small-capitalization companies. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term profit growth. Dodge & Cox relies on fundamental research to select investments for the Fund’s portfolio, supplemented by financial

PAGE 2 ∎ DODGE & COX EMERGING MARKETS STOCK FUND

screening models that help identify companies from within the Fund’s investment universe for further consideration by research analysts. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, financially material environmental, social, and governance issues, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, national, regional or global events such as adverse political events, the imposition of tariffs or trade restrictions, sanctions, armed conflicts, war, acts of terrorism, public health emergencies, such as the spread of infectious illnesses or disease, natural disasters, changes in interest or currency rates, adverse changes to credit markets, supply chain disruptions, recessions, inflation, or other events, or general adverse investment sentiment could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios managed with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund. The Fund may underperform the broad market, relevant indices, or other funds with similar objectives and investment strategies. Financial models used by the Fund to help identify potential investments may not adequately account for all relevant factors, may rely on inaccurate data inputs or assumptions or may contain design flaws which could negatively impact the Fund’s performance.
∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, custody, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets. Emerging markets may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. In addition, companies in emerging markets may be subject to less stringent standards on disclosure, accounting and financial reporting, and recordkeeping, which may affect the Fund’s ability to evaluate potential and current investments. Relatedly, securities of companies in emerging markets that are listed on exchanges may be delisted if they do not meet relevant accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities. Governments in emerging market countries may exercise greater control over their financial markets, more frequently make significant changes to economic policy, be less stable and be more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, investor protection regimes may be more limited in emerging markets. For example, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Because the Fund focuses its investments in emerging market securities, it may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, more difficult to value, and have lower overall liquidity than securities economically tied to U.S. or developed non-U.S. markets.

∎	Frontier markets risk. Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier markets. Frontier markets are more susceptible to abrupt changes in currency value, have less mature settlement practices, and can have lower trading volumes that can lead to more price volatility and lower liquidity.
∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs, ADSs, GDRs and other securities that represent interests in a non-U.S. issuer’s securities) may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action or economic and financial sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. The Fund generally holds non-U.S. securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging and frontier markets. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk. Emerging and frontier market currencies may be more volatile than currencies of more developed countries.

DODGE & COX EMERGING MARKETS STOCK FUND ∎ PAGE 3

∎	China investment risk. Investments in Chinese securities may be more vulnerable to political and economic risks than investments in securities from other countries. The Chinese government has historically exercised substantial control over China’s economy and financial markets. Although prior economic reforms liberalized trade policy and reduced government control, changes in these policies could adversely affect Chinese companies or investments in those companies. Changes in government policy could also substantially affect the value of China’s currency relative to the U.S. dollar. The Chinese economy is highly dependent on exporting products and services and could experience a significant slowdown if there is a reduction in global demand for Chinese exports or as the result of trade tensions. The Fund may obtain exposure to a Chinese company by investing in legal structures known as variable interest entities (“VIEs”) that offer economic exposure to, but not an equity ownership in, a Chinese company. Intervention by the Chinese government with respect to VIE structures could significantly affect the value of a VIE investment and could negatively impact Fund performance; and due to different legal standards in China, the Fund may be unable to enforce its rights with respect to holdings in Chinese securities. In addition, strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies may impact China’s economy and Chinese issuers of securities in which the Fund invests. Separately, information about the Chinese securities in which the Fund invests may be less reliable or complete; and Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.
∎	Geographic risk. From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, risks relating to economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may be more volatile if it focuses its investments in certain countries, especially emerging market or frontier market countries.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may be greater in emerging and frontier markets than in more developed markets.
∎	Small-capitalization Securities risk. Small-capitalization companies may be more volatile and subject to greater short term risk than larger, more established companies. They are likely to be less liquid than companies with larger market capitalizations, which could affect the overall liquidity of the Fund’s portfolio. In addition, smaller companies may have more limited product lines or markets, be less financially secure, and depend on a more limited management group than larger companies. It may be difficult to evaluate the potential for long-term growth of smaller companies.
∎	Derivatives risk. Investing with derivatives, such as equity futures, options, and swaps; and currency forwards, swaps, and futures, and other similar investments (collectively referred to as “derivatives”) involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be theoretically unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. As a result, the Fund may be required to continue making required margin and settlement payments and, if the Fund has insufficient cash on hand to meet such requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Derivatives also can create operational and legal risk. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

∎	Large shareholder risk. Ownership of shares of the Fund may be concentrated in one or a few large investors, which may include, and currently does include, one or more Funds managed by Dodge & Cox. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor (such as another Fund managed by Dodge & Cox) may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carry-forwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.
∎	Taiwan Investment risk. Taiwan faces unique economic, geopolitical, and environmental challenges that may adversely affect its economy and securities markets. Taiwan’s geographic proximity to, and history of political contention with, China have led to ongoing tensions, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese and Chinese economies and securities markets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad measure of market performance.

PAGE 4 ∎ DODGE & COX EMERGING MARKETS STOCK FUND

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Dodge & Cox Emerging Markets Stock Fund

Annual total returns Inception - 2025 (%)

38.62
13.37
7.50
–14.91
22
23
24
25

Highest/Lowest quarterly results during the time period were:

Highest: 14.24% (quarter ended September 30, 2025)

Lowest: –11.70% (quarter ended September 30, 2022)

Average Annual Total Returns for the Periods Ended 12/31/2025

Dodge & Cox Emerging Markets Stock Fund	1 Year	Since Inception (May 11, 2021)
Return before taxes	38.62%	5.76%
Return after taxes on distributions	37.50	5.29
Return after taxes on distributions and sale of Fund shares	23.31	4.44
MSCI Emerging Markets Index* (reflects no deduction for expenses or taxes)	33.57	3.77

*	MSCI Emerging Markets Index returns are net of withholding taxes applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fund Management

Dodge & Cox serves as investment manager to the Emerging Markets Stock Fund. The Fund is managed by Dodge & Cox’s Emerging Markets Equity Investment Committee (“EMEIC”), which consists of the following members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Sophie Chen	Vice President and Research Analyst	5/14
Rameez Dossa	Vice President and Research Analyst	5/13
Robert S. Turley	Vice President and Research Analyst, and member of Balanced Fund Investment Committee (“BFIC”)	5/13
David C. Hoeft	Chair, Director, Chief Investment Officer, and member of US Equity Investment Committee (“USEIC”), International Equity Investment Committee (“IEIC”), Global Equity Investment Committee (“GEIC”) and BFIC	4/33
Philippe Barret, Jr.	Senior Vice President and Director, Research Analyst, and member of USEIC and BFIC	2/22

DODGE & COX EMERGING MARKETS STOCK FUND ∎ PAGE 5

Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The minimum initial investment for each class of shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $100. The minimum initial investment for shareholders who open an account directly with the Fund is reduced to $500, provided the shareholder establishes an Automatic Investment Plan (“AIP”) of at least $100 per month at the time the account is opened. If the AIP is discontinued, the Fund may require the shareholder to meet the standard minimum investment requirement. The Funds, in their sole discretion, reserve the right to modify or waive minimum investment amounts for certain financial intermediaries that submit orders on behalf of their customers under certain circumstances. For example, the Funds may waive or lower the minimum investment amount for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after SS&C GIDS (the “Transfer Agent”) or an authorized agent or sub-agent receives all required documents and redemption request in good order. You may sell shares as described below:

∎	Online: Visit the Dodge & Cox Funds’ website at dodgeandcox.com, or access our mobile application, click on “Log In” log into your account and submit your request online.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Resources” then “Forms & Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, P.O. Box 219502, Kansas City, MO 64121-9502” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

Investing Through a Financial Intermediary

If you purchase shares of a Fund through a financial intermediary, such as a broker/dealer, financial institution, investment adviser, or employee benefit plan, rather than directly from the Transfer Agent, your intermediary may impose different or additional conditions than the Funds on purchases, sales, and exchanges of Fund shares. These differences could include initial and subsequent investment minimums, exchange policies, differences in available Funds or share classes, cut-off times for investments, and trading restrictions. Your intermediary could impose additional account and/or transaction fees. You should consult your intermediary directly for information regarding any such conditions or fees. If you purchase shares of a Fund through an intermediary, you must place subsequent orders to sell or exchange those shares through the same intermediary.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, in which case you will generally be taxed only upon withdrawal of monies from the retirement account or are otherwise tax exempt.

Payments to Financial Intermediaries

With respect to Class I shares of a Fund purchased through an employee retirement benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

PAGE 6 ∎ DODGE & COX EMERGING MARKETS STOCK FUND